THE CUTLER TRUST

                            CUTLER EQUITY INCOME FUND
                                CUTLER VALUE FUND

                      Supplement Dated December 1, 1999 to
                        Prospectus Dated October 30, 1999


On Monday, December 20, 1999, a special meeting of the shareholders of the Cutler Equity Income Fund (the "Fund") will be held to vote on the following proposal. Only shareholders of record on November 19, 1999 are entitled to vote.

Proposal. It is proposed that the Fund's investment objective and policies be changed from to seek current income and long-term capital appreciation by investing within Cutler & Company, LLC's "Approved List" to to seek income and long-term capital appreciation by investing in stocks that it considers undervalued with respect to their growth prospects relative to the general market. The Fund has been required to hold 20-30 of the stocks on the Approved List and to invest at least 65% of its total assets in the income-producing equity securities of the Approved List. If the proposed modifications are approved, these policies will no longer apply. The Fund will continue to only purchase companies that, in Cutler & Company, LLC's opinion, are leaders in their industry and have wide ownership among major institutional investors and very liquid markets, as well as have annual sales, assets and market value of at least $1 billion. The Fund, however, will now be able to purchase companies that are listed on exchanges other than the New York Stock Exchange as long as they are subject to regulation by the U.S. Securities and Exchange Commission. The Fund will no longer be required to purchase companies that paid dividends continuously for at least 20 years, without any reduction in the rate. The Fund will now be able to invest in companies that have senior debt rated "investment grade". Investment grade is generally defined as a bond with a rating of at least BBB or Baa by the relevant rating organization. The Fund's portfolio will, under normal conditions, be comprised of at least 25, stocks of which at least 75% will be dividend paying. If the shareholders approve this proposal, the name of the Fund will be changed to the "Cutler Core Fund".



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